Commitments and Contingencies	12 Months Ended
Mar. 31, 2020
Commitments and Contingencies.
Commitments and Contingencies

15.Commitments and Contingencies

The Group’s lease consisted of operating leases for administrative office spaces in Wuxi in the PRC. As of March 31, 2020, the Group had no obligation under long-term operating leases and financing lease requiring minimum rentals. As of March 31, 2020, the Group did not have additional operating leases that have not yet commenced.

Total operating lease expenses for the year ended March 31, 2020 was $138,618 and was recorded in general and administrative expense on the consolidated statements of operations. As of March 31, 2020, the Group had no future minimum payments under non-cancelable operating leases for a period greater than one year.

As of March 31, 2020, future minimum payments under non-cancelable operating leases were as follows:

Future Lease Payments

Within one year	$56,707
Total	$56,707